Standish, Ayer & Wood Investment Trust
                        Standish Global Fixed Income Fund

                     Financial Statements for the Year Ended
                                December 31, 1997

                                [STANDISH LOGO]

                     Standish, Ayer & Wood Investment Trust

February 23, 1998

Dear Standish, Ayer & Wood Investment Trust Shareholder:

I am writing to provide you with a review of developments at Standish, Ayer & Wood as they relate to the activities of the Investment Trust.

Investment returns were generally quite favorable during 1997. U.S. large capitalization stocks as measured by the Standard & Poor's 500 Index registered a return in 1997 of more than 33%, bringing the five-year annual average returns for that Index to over 20%. During the last year, both U.S. bonds as reflected in the Lehman Aggregate Index and hedged international bonds as reported by the J.P. Morgan Non-U.S.Hedged Index recorded returns in the vicinity of 10-11%. It has generally been an exceedingly favorable period for investors.

Standish, Ayer & Wood has also had a successful year. Our assets under management grew from $30.6 billion at the beginning of the year to about $39.3 billion at the end of 1997. This growth reflected new assets under management, market appreciation, and the absence of any significant turnover of existing clients. The Standish Funds grew from $4.2 billion to $5.7 billion during the year. We were particularly pleased that 75% of the mutual fund purchases during the year represented additions from our existing clients.

We have also grown significantly as an enterprise. At the end of 1997, our organization had 232 employees versus 213 at the beginning of the year. Our 82 investment officers have average experience of 16 years. Of the 82 officers, 46 hold advanced degrees (typically an MBA) and 55 have some advanced professional accreditation (virtually all Chartered Financial Analysts).

While the corporate structure remains unchanged, a number of important developments among new directors took place during the year. In March 1997, Jim Sweeney elected to take early retirement. In November, Tom Sorbo joined Standish as a shareholder/director in order to head up our marketing and sales activities. Tom had previously served with distinction at Travelers and Stein, Roe & Farnham.

Four other changes in our shareholders and directors were effective at the end of 1997. Walter Cabot reached the age at which he must step down as a shareholder, but we are pleased that he will continue as our Senior Advisor. We elected three new shareholder/directors, namely Chuck Cook of our international fixed income team, Joe Corrado as director of equity research, and Mike Thompson, one of the senior members of our insurance company investment management effort. We also elected six new associate directors, eighteen new vice presidents, and twelve new assistant vice presidents.

During 1997 we introduced a number of new products including "diversified income" portfolios that combine higher yielding domestic bonds, emerging market bonds, and higher grade international bonds. By the end of the year, we managed a number of separate accounts as well as the Standish Diversified Income Fund with assets of about $27 million. We have also developed a growth equity strategy and a global small cap discipline to complement the highly successful start up on our international small cap style. Some of the disciplines we introduced in 1996, such as duration neutral bonds and Small Cap Equity Fund II, continue to be successful.

As we look ahead, there are ample numbers of challenges for investors and investment managers. We believe that we have a good understanding of what has produced our past business and investment success and a clear vision of our future. We consider that we have a set of competitive advantages that includes:

  o A long history of stability of ownership, personnel, investment philosophy, and clientele.

  o Critical mass to enable us to provide risk control, compliance, technology, and deep investment research.

  o An exclusive focus on investment management and a dedication to serving our existing clients.

  o A team effort which ensures our clients are receiving not just the work of one individual but the benefits of Standish as an organization.

  o Well-defined and disciplined investment philosophies which have historically added reasonably consistent increments of return.

  o  A dedication to in-depth communication with our clients.

We remain confident that we have the people, resources, investment technology, and organizational stability to succeed. We are working hard to fulfill your expectations in the years ahead, and we are optimistic that we can achieve our mutual objectives.

Sincerely yours,


/s/ Ted Ladd

Edward H. Ladd
Chairman
Standish, Ayer & Wood, Inc.

                     Standish, Ayer & Wood Investment Trust
                        Standish Global Fixed Income Fund

                              Management Discussion

Global bond markets posted high, positive returns on average during the year with the J.P. Morgan Hedged Global Government Bond index returning 10.87%. We are pleased to report that for the year, the Standish Global Fixed Income Fund returned 11.68%, 81 basis points more than our benchmark index.

Economic conditions varied significantly across markets in 1997. The U.S. economy was robust during its seventh consecutive year of expansion, growth in Europe gained momentum from a very weak base, and the Japanese economy stagnated. However, inflation performance across countries was uniformly good and bond yields fell as a result. Expectations that the Asian currency crisis would reduce global growth also benefited bonds in the second half of the year and sparked a flight into the highest quality securities, U.S. Treasuries.

The U.K. market produced the highest returns in currency hedged terms during the year. Despite relatively high growth in the U.K., bonds reacted positively to the decision of the new Labour government to grant the central bank greater autonomy. The Italian market also performed well: declining inflation and dramatic improvement in the budget deficit improved Italy's chances of being included in the first round of European Monetary Union. Japan, Australia, Canada, and Denmark also produced better returns than the index during the year. Japanese bond yields declined to the lowest level of any market this century in response to their ongoing economic malaise. Core European markets and the U.S. underperformed the index for the year. Despite excellent inflation performance, relatively strong growth and expectations of higher interest rates dampened the enthusiasm for bonds in these markets. The relative strength of the U.S. economy and a flight to quality due to the Asian crisis, caused the U.S. dollar to appreciate more than 12% versus the currencies in the index.

During the year the Fund benefited from our overweight positions in the U.K. and Australia, duration modestly longer than the index, and our use of currency options to increase our exposure to U.S. dollars, particularly relative to the Japanese yen. Overweight positioins in Germany and New Zealand detracted from performance during the year as did our underweight position in Japan. We had a small position in emerging market securities that underperformed late in the year. However, we successfully hedged a significant portion of our risk in those markets by establishing a modest short position in the Korean won.

The fund is a feeder fund in the master-feeder fund structure and does not invest directly in securities. Instead, the Fund invests its assets in a master fund that has the same investment objective and policies as the Fund. The foregoing Management's Discussion applies to investments by the master feeder.

We appreciate your support during 1997. We are working diligently in the new year to achieve our goal of consistent and superior risk-adjusted returns. We welcome your comments and suggestions and look forward to serving you in 1998.

Sincerely,


/s/ William C. Cook II                            /s/ Richard S. Wood

W. Charles Cook                                   Richard S. Wood

                     Standish, Ayer & Wood Investment Trust
                        Standish Global Fixed Income Fund

        Comparison of Change in Value of $100,000 Investment in Standish
          Global Fixed Income Fund and J.P. Morgan Global Hedged Index

---------------------------------------
Average Annual Total Return

                              Since
                              Inception
1 Year         3 Year         1/3/94
------         ------         ------
11.68%         14.25%         8.50%
---------------------------------------

[GRAPHIC OMITTED]

[The following information was represented by a line graph in the printed materials.]

                                                    Standish       J.P. Morgan
                                                  Global Fixed    Global Hedged
                                                  Income Fund         Index

Inception 1/3/94                                    100000           100000
 1/31/94                                            101350           100330
 2/28/94                                             97950            98203
 3/31/94                                             95200            96828
 4/30/94                                             94237            96112
 5/31/94                                             92971            95487
 6/30/94                                             91805            94895
 7/30/94                                             93228            95929
 8/30/94                                             92313            95459
 9/30/94                                             91602            95001
10/31/94                                             92212            95181
11/30/94                                             92822            95829
12/31/94                                             92923            95953
 1/31/95                                             93801            97268
 2/28/95                                             94731            98863
 3/31/95                                             95661           100297
 4/30/95                                             97598           101741
 5/31/95                                            101263           105251
 6/30/95                                            100635           105377
 7/31/95                                            102014           106083
 8/31/95                                            103447           107080
 9/30/95                                            104454           108472
10/31/95                                            106013           109807
11/30/95                                            108323           111904
12/31/95                                            109774           113124
 1/31/96                                            111348           114266
 2/29/96                                            109718           112632
 3/31/96                                            109830           112869
 4/30/96                                            111026           113478
 5/31/96                                            111197           113898
 6/30/96                                            112677           114980
 7/31/96                                            113023           115624
 8/31/96                                            114465           116549
 9/30/96                                            118270           118764
10/31/96                                            120839           120889
11/30/96                                            124166           123150
12/31/96                                            124076           122854
 1/31/97                                            125681           123899
 2/28/97                                            126793           124456
 3/31/97                                            125307           123585
 4/30/97                                            127058           125093
 5/31/97                                            128433           125931
 6/30/97                                            130309           127795
 7/31/97                                            133031           130517
 8/31/97                                            132398           130060
 9/30/97                                            135246           132245
10/31/97                                            135886           133700
11/30/97                                            136847           134555
12/31/97                                            138574           136210

                     Standish, Ayer & Wood Investment Trust
                        Standish Global Fixed Income Fund

                       Statement of Assets and Liabilities
                                December 31, 1997
--------------------------------------------------------------------------------

Assets
   Investment in Standish Global Fixed Income Portfolio,
      ("Portfolio"), at value (Note 1A)                                            $262,553,031
   Receivable for Fund shares sold                                                      662,928
   Receivable from investment adviser (Note 3)                                           11,486
   Prepaid expenses                                                                      11,802
   Deferred organization costs (Note 1D)                                                  2,259
                                                                                    -------------
      Total assets                                                                  263,241,506

Liabilities
   Distributions payable                                             $6,975,626
   Payable for Fund shares redeemed                                     469,845
   Accrued trustees' fees (Note 3)                                          419
   Accrued accounting and transfer agent fees                             4,644
   Accrued expenses and other liabilities                                28,549
                                                                     ----------

      Total liabilities                                                               7,479,083
                                                                                  -------------
Net Assets                                                                         $255,762,423
                                                                                  =============
Net Assets consist of:
   Paid-in capital                                                                 $249,924,233
   Accumulated net realized gain                                                      1,536,278
   Distributions in excess of net investment income                                    (667,896)
   Net unrealized appreciation                                                        4,969,808
                                                                                  -------------
      Total Net Assets                                                             $255,762,423
                                                                                  =============

Shares of beneficial interest outstanding                                            12,540,458
                                                                                  =============

Net asset value, offering and redemption price per share
   (Net assets/Shares outstanding)                                                 $      20.39
                                                                                  =============

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                        Standish Global Fixed Income Fund

                            Statement of Operations
                          Year Ended December 31, 1997
--------------------------------------------------------------------------------

Investment Income (Note 1B)
   Interest income allocated from Portfolio                                            $14,121,346
   Dividend income allocated from Portfolio (net of withholding
     taxes, $17,682)                                                                        75,945
   Expenses allocated from Portfolio                                                    (1,226,099)
                                                                                       -----------
      Net investment income allocated from Portfolio                                    12,971,192

Expenses
   Registration fees                                                  $    64,122
   Accounting and transfer agent fees                                      25,884
   Legal and audit services                                                 3,889
   Amortization of organization expense (Note 1D)                           2,256
   Trustees fees (Note 3)                                                     131
   Miscellaneous                                                            2,339
                                                                      -----------
      Total expenses                                                       98,621

Deduct:
   Reimbursement of Fund operating expenses (Note 3)                      (11,486)
                                                                      ------------

      Net expenses                                                                          87,135
                                                                                       -----------

        Net investment income                                                           12,884,057
                                                                                       -----------

Realized and Unrealized Gain (Loss)
   Net realized gain (loss) allocated from Portfolio on:
      Investment security transactions                                $(1,060,222)
      Financial futures contracts                                          25,509
      Written options transactions                                        708,516
      Foreign currency transactions and forward foreign currency
        exchange contracts                                             10,858,362
      Interest rate swap contracts                                         14,826
                                                                      -----------

        Net realized gain                                                               10,546,991

   Change in unrealized appreciation (depreciation) allocated from Portfolio on:
      Investment securities                                            (7,238,843)
      Financial futures contracts                                         139,391
      Written options                                                    (403,161)
      Foreign currency and forward foreign currency exchange
        contracts                                                       6,370,158
      Interest rate swap contracts                                         (4,236)
                                                                      ------------

        Change in net unrealized appreciation (depreciation)                            (1,136,691)
                                                                                       -----------

      Net realized and unrealized gain on investments                                    9,410,300
                                                                                       -----------

Net increase in net assets resulting from operations                                   $22,294,357
                                                                                       ===========

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                        Standish Global Fixed Income Fund

                       Statements of Changes in Net Assets
--------------------------------------------------------------------------------


                                                                    Year Ended      Year Ended
                                                                   December 31,    December 31,
                                                                       1997            1996
                                                                ----------------  ------------
Increase (decrease) in Net Assets
From operations
   Net investment income                                         $  12,884,057    $  10,803,956
   Net realized gain                                                10,546,991        7,333,996
   Change in net unrealized appreciation (depreciation)             (1,136,691)         825,965
                                                                 -------------    -------------
     Net increase in net assets from operations                     22,294,357       18,963,917
                                                                 -------------    -------------

Distributions to Shareholders
   From net investment income                                      (22,206,015)      (14,538,791)
   From net realized gain                                             (226,916)              --
                                                                 -------------    -------------
      Total distributions to shareholders                          (22,432,931)     (14,538,791)
                                                                 -------------    -------------


Fund share (principal) Transactions (Note 5)
   Net proceeds from sale of shares                                112,813,437       20,121,710
   Net asset value of shares issued to shareholders in payment
     of distributions declared                                      11,302,354        7,659,510
   Cost of shares redeemed                                         (23,945,357)     (14,374,805)
                                                                 -------------    -------------
   Increase in net assets from Fund share transactions             100,170,434       13,406,415
                                                                 -------------    -------------

      Net increase in net assets                                   100,031,860       17,831,541

Net Assets
   At beginning of year                                            155,730,563      137,899,022
                                                                 -------------    -------------

   At end of year (including distributions in excess of net
     investment income of $667,896 and undistributed net
     investment income of $364,160, respectively)                $ 255,762,423    $ 155,730,563
                                                                 =============    =============

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                       Standish Global Fixed Income Fund

                              Financial Highlights
--------------------------------------------------------------------------------

                                                            Year Ended December 31,
                                               ---------------------------------------------------
                                                1997(1)        1996(1)         1995        1994(2)
                                               --------       --------       --------     --------
Net asset value, beginning of period           $  20.09       $  19.53       $  17.99     $  20.00
                                               --------       --------       --------     --------
Income from investment operations:
  Net investment income *                          1.34           1.42           1.59         1.29
  Net realized and unrealized gain (loss) on
    investments                                    0.96           1.05           1.60        (2.70)

                                               --------       --------       --------     --------
Total from investment operations                   2.30           2.47           3.19        (1.41)
                                               --------       --------       --------     --------
Less distributions to shareholders:
  From net investment income                      (1.98)         (1.91)         (1.65)          --
  From net realized gain on investments           (0.02)            --             --           --
  From tax return of capital                         --             --             --        (0.60)
                                               --------       --------       --------     --------
Total distributions to shareholders               (2.00)         (1.91)         (1.65)       (0.60)
                                               --------       --------       --------     --------
Net asset value, end of period                 $  20.39       $  20.09       $  19.53     $  17.99
                                               ========       ========       ========     ========

Total Return                                      11.68%         13.03%         18.13%       (7.06)%

Ratios (to average daily net assets)
/Supplemental Data:
  Net assets, end of period (000 omitted)      $255,762       $155,731       $137,889     $135,232
  Expenses * (3)                                   0.65%          0.65%          0.62%        0.65%+
  Net investment income *                          6.42%          7.11%          7.69%        7.73%+
  Portfolio turnover (4)                             --             73%           163%         140%

----------
* The investment adviser did not impose a portion of its investment advisory fee and reimbursed the Fund for a portion of its operating expenses for the years ended December 31, 1997 and December 31, 1994, respectively. If these voluntary actions had not been taken, the net investment income per share and the ratios would have been:

  Net investment income per share              $   1.33             --             --     $   1.27
  Ratios (to average daily net assets):
  Expenses (3)                                     0.66%            --             --         0.73%+
  Net investment income                            6.41%            --             --         7.65%+

+ Computed on an annualized basis

(1) Calculated based on average shares outstanding.

(2) For the period from January 3, 1994 (start of business) to December 31,
    1994.

(3) Includes the Fund's shares of Standish Global Fixed Income Portfolio's allocated expenses for the year ended December 31, 1997 and for the period from May 3, 1996 to December 31, 1996.

(4) Portfolio turnover represents the rate of portfolio activity for the period while the Fund invested directly in securities, including the period from January 1, 1996 through May 2, 1996. The portfolio turnover rates for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                        Standish Global Fixed Income Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(1)     Significant Accounting Policies:

        Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Global Fixed Income Fund (the "Fund") is a separate non-diversified investment series of the Trust.

        The Fund invests all of its investable assets in an interest of Standish Global Fixed Income Portfolio (the "Portfolio"), a subtrust of Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust"), which is organized as a New York trust, and has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 100% at December 31, 1997). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

        The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

        A.  Investment security valuations

        The Fund records its investment in the Portfolio at value. The method by which the Portfolio values its securities is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

        B.  Securities transactions and income

        Securities transactions are recorded as of the trade date. Currently, the Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

        C.  Federal taxes

        As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year.

        D.  Deferred organization expense

        Costs incurred by the Fund in connection with its organization and initial registration are being amortized on a straight-line basis through December, 1998.

        E.  Other

        All net investment income and realized and unrealized gains and losses of the Portfolio are allocated pro rata among all of the investors in the Portfolio.

                     Standish, Ayer & Wood Investment Trust
                        Standish Global Fixed Income Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(2)     Distributions to Shareholders:

        Dividends from net investment income will be declared and distributed quarterly. The Fund's dividends from short-term and long-term capital gains, if any, after reduction of capital losses will be declared and distributed at least annually. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio. Dividends from net investment income and capital gains distributions, if any, are reinvested in additional shares of the Fund unless a shareholder elects to receive them in cash. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency, forward foreign currency exchange contracts, option and financial futures transactions. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income and accumulated net realized gain (loss).

(3)     Investment Advisory Fee:

        The Fund does not directly pay any investment advisory fees, but indirectly bears its pro rata share of the compensation paid by the Portfolio to Standish International Management Company, L.P. ("SIMCO") for such services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. For the year ended December 31, 1997, SIMCO voluntarily agreed to limit total annual operating expenses of the Fund and Portfolio (excluding brokerage commissions, taxes and extraordinary expenses) to 0.65% of the Fund's average daily net assets. Pursuant to this agreement, SIMCO voluntarily reimbursed the Fund for $11,486 of operating expenses for the year ended December 31, 1997. The Trust pays no compensation directly to its trustees who are affiliated with SIMCO or to its officers, all of whom receive remuneration for their services to the Trust from the SIMCO. Certain of the trustees and officers of the Trust are limited partners or officers of SIMCO.

(4)     Investment Transactions:

        Increases and decreases in the Fund's investment in the Portfolio for the year ended December 31, 1997, aggregated $112,195,968 and $31,838,814, respectively.

(5)     Shares of Beneficial Interest:

        The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                         Year Ended        Year Ended
                                                        December 31,      December 31,
                                                           1997              1996
                                                     ----------------   ---------------
        Shares sold...............................       5,385,323         1,015,265
        Shares issued to shareholders in
           payment of distributions declared......         552,287           384,287
        Shares redeemed...........................      (1,149,790)         (706,939)
                                                        ----------          --------
        Net increase..............................       4,787,820           692,613
                                                        ==========          ========

        At December 31, 1997, three shareholders were record owners of approximately 31%, 13% and 11%, respectively, of the Fund's outstanding shares.

                     Standish, Ayer & Wood Investment Trust
                        Standish Global Fixed Income Fund

--------------------------------------------------------------------------------

        Supplemental Tax Information (Unaudited)

        The Fund paid distributions of $0.0187 from long term capital gains during the year ended December 31, 1997. Pursuant to section 852 of the Internal Revenue Code, the Fund designates $226,916 as capital gain dividends for the year ended December 31, 1997. All of this amount represents a 20% tax rate gain distribution.

                        Report of Independent Accountants

To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish Global Fixed Income Fund:

We have audited the accompanying statement of assets and liabilities of Standish, Ayer & Wood Investment Trust: Standish Global Fixed Income Fund (the "Fund"), as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods stated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment Trust: Standish Global Fixed Income Fund as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods stated therein, in conformity with generally accepted accounting principles.


Coopers & Lybrand L.L.P.
Boston, Massachusetts
February 19, 1998

                     Standish, Ayer & Wood Investment Trust
                     Standish Global Fixed Income Portfolio

                   Schedule of Investments - December 31, 1997
--------------------------------------------------------------------------------

                                                                                  Par           Value
Security                                          Rate        Maturity          Value (1)      (Note 1A)
----------------------------------------------------------------------------------------------------------
BONDS AND NOTES -- 80.2%

Asset Backed -- 2.4%
Advanta Mortgage Trust 97-4 M1                   7.040%       01/25/2029        1,300,000   $    1,304,875
GMAC Mortgage Corp. 1996-C1                      7.860%       11/15/2006        1,000,000          956,250
IMC Home Equity 1997-7 A8                        6.650%       02/20/2029          925,000          929,770
Residential Funding 97-hs5 M1                    7.010%       05/25/2027          900,000          901,969
The Money Store Home Equity 1995-C A3            6.550%       09/15/2021          500,000          500,781
The Money Store Home Equity 1996-B A5            7.180%       02/15/2015          525,000          529,040
UCFC Home Equity Loan Trust 1996 BA-1            6.500%       04/15/2016          500,000          500,625
World Omni Auto Lease                            7.300%       06/25/2003          750,000          763,945
                                                                                            --------------
Total Asset Backed (Cost $6,293,120)                                                             6,387,255
                                                                                            --------------

Corporate -- 13.0%

Basic Industry -- 0.7%
Lilly Industries Inc. Notes 144A                 7.750%       12/01/2007          550,000          557,513
USA Waste Services                               6.500%       12/15/2002        1,200,000        1,198,440
                                                                                            --------------
                                                                                                 1,755,953
                                                                                            --------------

Capital Goods -- 0.2%
Kaufman & Broad Home Corp.+                      7.750%       10/15/2004          500,000          495,625
                                                                                            --------------

Consumer Stable -- 0.6%
Revlon Worldwide+                                0.000%       03/15/2001          800,000          548,000
Southland Corp.+                                 5.000%       12/15/2003          500,000          430,000
Stop & Shop Companies+                           9.750%       02/01/2002          500,000          556,877
                                                                                            --------------
                                                                                                 1,534,877
                                                                                            --------------

Financial -- 6.5%
Aames Financial Corp.+                           9.125%       11/01/2003          250,000          243,750
Advanta Capital Trust I+                         8.990%       12/17/2026        1,250,000        1,139,792
Bank United Corp.+                               8.875%       05/01/2007          775,000          831,188
Centura Capital Trust                            8.845%       06/01/2027          725,000          796,501
Chase Credit Card Master Trust                   6.777%       05/15/2007          900,000          901,683
Compass Trust Capital+                           8.230%       01/15/2027          225,000          243,743
Conseco Finance Trust+                           8.796%       04/01/2027          250,000          280,353
Dime Bancorp Capital Trust+                      9.330%       05/06/2027          225,000          254,511
First Nationwide+                                9.125%       01/15/2003          500,000          525,000
First Nationwide Holdings+                      10.625%       10/01/2003        1,350,000        1,508,625
First Tennessee Notes+                           8.070%       01/06/2027          550,000          586,179
General Motors Acceptance Corp.                  6.700%       04/30/2001        1,000,000        1,013,140
Goldman Sachs, Inc. Group L.P. 144A              6.200%       02/15/2001        1,000,000          996,580
Imperial Credit Capital Trust+                   9.980%       12/31/2026          375,000          426,256
Liberty Mutual Insurance Co. 144A                7.697%       10/15/2027          850,000          893,597
MMI Capital Trust Notes 144A                     7.625%       12/15/2027        1,300,000        1,302,269
PNC Financial Capital 144A                       8.315%       05/15/2027          250,000          270,848

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                     Standish Global Fixed Income Portfolio

                   Schedule of Investments - December 31, 1997
--------------------------------------------------------------------------------

                                                                                  Par           Value
Security                                          Rate        Maturity          Value (1)      (Note 1A)
----------------------------------------------------------------------------------------------------------

Financial (continued)
Providian                                        9.525%       02/01/2027          825,000   $      908,812
Salomon Brothers, Inc.+                          7.250%       05/01/2001          500,000          513,160
Sovereign Capital Trust                          9.000%       04/01/2027          600,000          665,976
Summit Bancorp Capital Trust I+                  8.400%       03/15/2027          500,000          546,590
Tig Holdings Capital 144A                        8.597%       01/15/2027          250,000          269,278
Trizec Finance+                                 10.875%       10/15/2005          335,000          375,619
United Companies Financial Corp.+                9.350%       11/01/1999        1,000,000        1,036,470
United Companies Financial Corp.+                8.375%       07/01/2005          425,000          410,299
                                                                                            --------------
                                                                                                16,940,219
                                                                                            --------------
Health Care -- 0.5%
Sun Healthcare Group Inc.                        9.500%       07/01/2007          500,000          512,500
Tenet Healthcare Corp.+                          8.625%       12/01/2003          525,000          547,969
Tenet Healthcare Corp.+                          8.000%       01/15/2005          250,000          254,375
                                                                                            --------------
                                                                                                 1,314,844
                                                                                            --------------
Media -- 1.6%
Century Communications+                          9.500%       08/15/2000          500,000          519,375
Chancellor Media 144A Notes                      8.125%       12/15/2007        1,200,000        1,173,000
Sinclair Broadcast Group                         8.750%       12/15/2007          750,000          746,250
Viacom, Inc.+                                    7.750%       06/01/2005          575,000          584,827
Viacom, Inc.+                                    7.625%       01/15/2016          225,000          223,448
Westinghouse Credit Corp.+                       8.875%       06/14/2014          975,000        1,083,050
                                                                                            --------------
                                                                                                 4,329,950
                                                                                            --------------

Real Estate -- 2.3%
Crescent Real Estate, REIT                       7.125%       09/15/2007          900,000          920,817
Criimi Mae Inc. Notes+                           9.125%       12/01/2002        1,075,000        1,077,688
Equity Residential Property
 Operating LP 144A, REIT                         8.500%       05/15/1999          500,000          514,015
Simon Debartolo Group LP+                        6.750%       07/15/2004          925,000          931,605
Simon Debartolo Group LP+                        6.875%       10/27/2005          425,000          427,359
Taubman Realty Group, REIT+                      8.000%       06/15/1999        1,000,000        1,022,400
Wellsford, REIT+                                 9.375%       02/01/2002        1,000,000        1,099,920
                                                                                            --------------
                                                                                                 5,993,804
                                                                                            --------------

Services -- 0.3%
Enterprise Corp.                                 7.000%       06/15/2000          500,000          509,980
Stage Stores, Inc.                               8.500%       07/15/2005          400,000          407,000
                                                                                            --------------
                                                                                                   916,980
                                                                                            --------------
Technology -- 0.3%
Paxson Communication+                           11.625%       10/01/2002          750,000          804,375
                                                                                            --------------
Total Corporate (Cost $33,236,729)                                                              34,086,627
                                                                                            --------------

Government/Other -- 49.3%

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                     Standish Global Fixed Income Portfolio

                   Schedule of Investments - December 31, 1997
--------------------------------------------------------------------------------

                                                                                  Par           Value
Security                                          Rate        Maturity          Value (1)      (Note 1A)
----------------------------------------------------------------------------------------------------------
Argentina -- 1.2%
Bonos DEL Tesoro                                 8.750%       05/09/2002        1,700,000   $    1,610,750
City of Buenos Aires                            10.500%       05/28/2004          700,000          605,500
Cointel                                         10.375%       08/01/2004        1,000,000          847,500
                                                                                            --------------
                                                                                                 3,063,750
                                                                                            --------------

Australia -- 5.0%
Australian Government                            9.000%       09/15/2004          900,000          685,641
Australian Government                            8.750%       08/15/2008        5,925,000        4,646,270
Australian Government                           10.000%       10/15/2002        3,600,000        2,760,399
Australian Government                            9.500%       08/15/2003        3,020,000        2,311,928
FNMA Global Bond+                                6.500%       07/10/2002        2,625,000        1,751,816
News America Holdings+                           8.625%       02/07/2014        1,650,000        1,110,896
                                                                                            --------------
                                                                                                13,266,950
                                                                                            --------------

Denmark -- 3.0%
Denmark Bullet                                   7.000%       11/15/2007       15,225,000        2,443,735
Denmark Nykredit                                11.000%       10/01/2017            8,000            1,285
Denmark Nykredit                                 7.000%       10/01/2026        6,357,000          946,659
Denmark Realkredit                               7.000%       10/01/2026        2,463,000          366,780
Kingdom of Denmark                               6.000%       12/10/1999       14,600,000        2,188,881
Kingdom of Denmark                               8.000%       11/15/2001       11,400,000        1,838,779
                                                                                            --------------
                                                                                                 7,786,119
                                                                                            --------------
Finland -- 0.6%
Government of Finland                           10.000%       09/15/2001        7,000,000        1,507,059
                                                                                            --------------

Germany -- 9.8%
Baden Wurttemburg+                               6.200%       11/22/2013        2,000,000        1,169,647
Deutschland Republic                             7.250%       10/21/2002        4,745,000        2,906,583
Deutschland Republic                             6.500%       07/15/2003        4,000,000        2,383,050
Deutschland Republic                             6.000%       01/04/2007       13,275,000        7,733,045
Deutschland Republic                             6.500%       07/04/2027        3,700,000        2,221,193
Die Bundrep Deutschland Dm1000+                  8.250%       09/20/2001        3,570,000        2,223,557
Federal Republic of Germany                      8.000%       07/22/2002          550,000          345,042
Federal Republic of Germany                      6.875%       05/12/2005        3,900,000        2,387,888
German Unity Fund                                8.500%       02/20/2001        1,550,000          958,255
German Unity Fund                                8.000%       01/21/2002        3,000,000        1,864,698
United Mexican States                           10.375%       01/29/2003        2,350,000        1,470,220
                                                                                            --------------
                                                                                                25,663,178
                                                                                            --------------

Italy -- 0.3%
Deutsche Finance Notes                           0.000%       01/20/2032      920,000,000           59,489
Deutsche Finance Notes                           0.000%       10/15/2026    1,945,000,000          175,888
Government of Italy (Strip)                      0.000%       03/07/2005          351,500          262,285
Government of Italy (Strip)                      0.000%       03/07/2010          222,000          117,417
Morgan Guaranty Notes                            0.000%       01/21/2027    1,835,000,000          162,518

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                     Standish Global Fixed Income Portfolio

                   Schedule of Investments - December 31, 1997
--------------------------------------------------------------------------------

                                                                                  Par           Value
Security                                          Rate        Maturity          Value (1)      (Note 1A)
----------------------------------------------------------------------------------------------------------
Italy (continued)
                                                                                            --------------
                                                                                                   777,597
                                                                                            --------------
Jamaica -- 0.4%
Jamaica Government 144A Notes                    9.625%       07/02/2002        1,000,000   $      945,000
                                                                                            --------------
Japan -- 3.7%
Austria Republic+                                6.250%       10/16/2003      170,000,000        1,642,682
European Investment Bank                         6.625%       03/15/2000      300,000,000        2,594,943
Government of Italy+                             5.125%       07/29/2003      190,000,000        1,733,295
Kingdom of Spain+                                5.750%       03/23/2002      428,000,000        3,893,652
                                                                                            --------------
                                                                                                 9,864,572
                                                                                            --------------
Mexico -- 0.2%
Gruma SA 144A Notes                              7.625%       10/15/2007          525,000          514,484
                                                                                            --------------
New Zealand -- 4.4%
Fernz Capital+                                   9.800%       04/15/2002        4,100,000        2,450,061
Fletcher Challenge                              14.500%       09/30/2000          500,000          326,755
Fletcher Challenge                              10.000%       04/30/2005        1,000,000          616,752
Fletcher Challenge+                             11.250%       12/15/2002        1,900,000        1,202,685
FNMA Global+                                     6.750%       10/29/2007        5,000,000        1,453,749
FNMA Global Bond+                                7.000%       09/26/2000        3,250,000        1,845,273
Government Property Services+                    7.250%       03/15/1999        2,000,000        1,138,645
International Bank Recon &
Dev World Bank                                   0.000%       08/20/2007        4,260,000        1,237,901
New Zealand Government                           7.000%       07/15/2009          900,000          522,848
New Zealand Telecom                              0.000%       07/15/1999        1,700,000          874,263
                                                                                            --------------
                                                                                                11,668,932
                                                                                            --------------
Norway -- 0.3%
Vital Forsikring+                                7.850%       09/22/2003        6,000,000          880,682
                                                                                            --------------
Sweden -- 3.0%
Kingdom of Sweden                               13.000%       06/15/2001        6,300,000          975,594
Sweden Government Bond                           6.500%       10/25/2006       23,000,000        3,005,931
Swedish Government #1037                         8.000%       08/15/2007       27,600,000        3,983,231
                                                                                            --------------
                                                                                                 7,964,756
                                                                                            --------------

United Kingdom -- 14.5%
Alliance and Leicester Building
Society+                                         8.750%       12/07/2006        1,200,000        2,157,225
Bank of Greece                                  10.750%       09/06/2010        1,049,700        2,174,637
Birmingham Midshires Building
Society+                                         9.125%       01/05/2006          750,000        1,366,756
CSW Investments+                                 8.875%       09/27/2006        2,200,000        3,934,121
Deutsche Bank                                    0.000%       02/28/2001          410,000          544,047
FNMA Global Bond+                                6.875%       06/07/2002          400,000          659,281
GTD Export Finance Corp                          0.000%       09/29/2000          940,000        1,282,568

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                     Standish Global Fixed Income Portfolio

                   Schedule of Investments - December 31, 1997
--------------------------------------------------------------------------------

                                                                                  Par           Value
Security                                          Rate        Maturity          Value (1)      (Note 1A)
----------------------------------------------------------------------------------------------------------
United Kingdom (continued)
Inco Ltd.+                                      15.750%       07/15/2006          200,000   $      493,491
Northern Rock Building Society+                  9.375%       10/17/2021        1,950,000        3,880,318
P & O Steam Navigation                          11.500%       07/03/2014          900,000        2,030,257
Stagecoach Holdings PLC                          7.625%       10/31/2007        1,150,000        1,847,687
UK Treasury                                      9.000%       07/12/2011          725,000        1,478,714
UK Treasury+                                     8.500%       12/07/2005          430,000          798,846
UK Treasury+                                     8.000%       12/07/2000        1,685,000        2,864,666
UK Treasury                                      7.750%       09/08/2006        1,435,000        2,569,363
UK Treasury+                                     9.000%       03/03/2000        1,121,000        1,924,235
UK Treasury                                      8.000%       09/25/2009        3,200,000        5,990,922
UK Treasury                                      8.500%       07/16/2007        1,100,000        2,079,154
                                                                                            --------------
                                                                                                38,076,288
                                                                                            --------------

Yankee Bonds -- 2.9%
APP International  Finance+                     11.750%       10/01/2005          425,000          387,124
Brascan Ltd.+                                    7.375%       10/01/2002          500,000          516,670
Cominco Ltd.+                                    6.875%       02/15/2006          525,000          529,205
Hutchison Whampoa Finance                        7.450%       08/01/2017          900,000          833,040
Irsa Parcks Cvt 144A, REIT                       4.500%       08/02/2003          440,000          448,800
Merita Bank                                      7.500%       12/29/2049          250,000          260,823
Merita Bank Ltd Corp. Bond                       7.150%       12/29/2049          650,000          654,537
Methanex Corp.+                                  7.400%       08/15/2002          250,000          258,900
Pindo Deli Fin                                  10.250%       10/01/2002          200,000          172,044
Se Banken 144A Euro Step Up                      8.125%       09/06/2049        1,500,000        1,597,020
Societe Generale Step Up                         7.640%       04/29/2049          750,000          750,600
Svenska Handelsbanken Step Up                    7.125%       03/29/2049          500,000          501,095
Wharf International Finance+                     7.625%       03/13/2007          825,000          720,464
                                                                                            --------------
                                                                                                 7,630,322
                                                                                            --------------
Total Government/Other (Cost $132,594,700)                                                     129,609,689
                                                                                            --------------

Non-Agency -- 1.6%

Pass Thru Securities -- 1.6%
Chase Commercial Mortage Sec 6.6                 6.600%       12/25/2007          500,000          482,200
GMAC Mortgage Corp. 1997-C1 E                    7.085%       11/15/2010          900,000          910,195
Mortgage Capital Funding 97-mc2 D                7.117%       11/20/2007          725,000          728,852
Resolution Trust Corp.                           7.100%       12/25/2024        1,551,837        1,547,957
Resolution Trust Corp. 1995 C1 Cl C              6.900%       02/25/2027          500,000          498,125
                                                                                            --------------
Total Non-Agency (Cost $4,135,563)                                                               4,167,329
                                                                                            --------------

U.S. Government Agency -- 0.3%

Pass Thru Securities -- 0.3%
FHLMC Gold 15Yr+                                 6.000%       04/01/2012          379,871          373,698
RFC Series 1996 HS2 Al                           7.600%       09/25/2012          350,000          364,000

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                     Standish Global Fixed Income Portfolio

                   Schedule of Investments - December 31, 1997
--------------------------------------------------------------------------------


                                                                                  Par           Value
Security                                          Rate        Maturity          Value (1)      (Note 1A)
----------------------------------------------------------------------------------------------------------
                                                                                            --------------
Total U.S. Government Agency (Cost $713,974)                                                       737,698
                                                                                            --------------

U.S. Treasury Obligations -- 13.6%

Treasury Bonds -- 1.4%
U.S. Treasury Bond+                              8.125%       08/15/2019        2,845,000   $    3,559,806
                                                                                            --------------

Treasury Notes -- 12.2%
U.S. Treasury Note++                             6.000%       06/30/1999        2,000,000        2,010,000
U.S. Treasury Note+                              6.250%       06/30/2002        5,025,000        5,124,696
U.S. Treasury Note+                              6.500%       05/15/2005        7,325,000        7,636,312
U.S. Treasury Note+                              6.500%       08/15/2005       12,010,000       12,531,713
U.S. Treasury Note+                              6.625%       06/30/2001        2,790,000        2,867,171
U.S. Treasury Note+                              6.250%       10/31/2001        1,875,000        1,906,931
                                                                                            --------------
                                                                                                32,076,823
                                                                                            --------------
Total U.S. Treasury Obligations (Cost $35,422,206)                                              35,636,629
                                                                                            --------------
TOTAL BONDS AND NOTES (COST $212,396,292)                                                      210,625,227
                                                                                            --------------

                                                                               Shares
                                                                           ---------------
PREFERRED STOCKS -- 0.7%
Equity Residential Properties                                                       3,000           79,688
Pinto Totta Intl Finance Non Cumm                                                     550          575,237
Time Warner, Inc.                                                                     736          824,140
Texaco Capital LLC                                                                 14,000          306,250
                                                                                            --------------
TOTAL PREFERRED STOCKS (COST $1,759,531)                                                         1,785,315
                                                                                            --------------

                                                                              Contract
                                                                              Size (1)
                                                                           ---------------
PURCHASED OPTIONS -- 1.0%
HKD Put/USD Call, Strike Price 7.75, 2/5/98                                     3,200,000           14,720
JGB 5.5% Put, Strike Price 113.37, 3/5/98                                     350,000,000               --
JPY Put/USD Call, Strike Price 120.00, 5/14/98                                  5,000,000          341,500
JPY Put/NZD Call, Strike Price 73.75, 8/20/98                                 454,000,000           95,340
DBR 6% Call, Strike Price 105.01, 12/11/98                                      8,875,000           60,217
DBR 6% Call, Strike Price 105.63, 3/19/98                                       7,500,000           14,595
DBR 6.5% Call, Strike Price 109.53, 12/11/98                                    4,400,000           54,322
JGB 2.6% Call, Strike Price 102.52, 3/19/98                                   488,000,000            5,368
DBR 6% Call, Strike Price 106.00, 3/16/98                                       7,700,000           20,128
JPY Put/GBP Call, Strike Price 210.00, 10/9/98                                  2,390,000          132,184
JPY Put/ITL Call, Strike Price 13.50, 9/3/98                                  464,600,000           90,132
JPY Put/USD Call, Strike Price 120.75, 4/15/98                                  4,075,000          268,135
JPY Put/USD Call, Strike Price 126.50, 5/14/98                                  4,652,000          167,007
JPY Put/USD Call, Strike Price 120.00, 10/28/98                                 7,500,000          477,750

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                     Standish Global Fixed Income Portfolio

                   Schedule of Investments - December 31, 1997
--------------------------------------------------------------------------------

                                                                                     Contract         Value
Security                                                   Rate      Maturity        Size (1)       (Note 1A)
-------------------------------------------------------------------------------------------------------------

JPY Put/USD Call, Strike Price 130.00, 11/16/98                                      4,650,000   $    139,965
AUD 10% Put, Strike Price 128.283, 3/4/98                                            7,475,000        104,755
USD Put/Dem Call, Strike Price 1.71, 1/30/98                                         3,935,000          2,755
DBR 6% Call, Strike Price 103.97, 1/30/98                                            7,200,000         34,034
JGB 2.6% Call, Strike Price 107.095, 1/23/98                                       500,000,000          7,500
JGB 2.6% Call, Strike Price 107.357, 1/28/98                                       980,000,000          7,840
JGB 2.6% Call, Strike Price 107.35, 1/29/98                                        445,800,000          6,241
JGB #197 Put, Strike Price 104.583, 5/12/98                                        587,600,000         44,658
JGB 3.1% Call, Strike Price 108.979, 1/29/98                                       191,000,000          5,539
ACGB 10% Call, Strike Price 129.577, 2/6/98                                          6,650,000         57,429
JGB #167 Put, Strike Price 111.536, 5/13/98                                        587,600,000         52,884
JGB 2.6% Call, Strike Price 106.262, 1/6/98                                        465,000,000          5,115
JGB 2.6% Call, Strike Price 105.262, 4/6/98                                        465,000,000         37,665
JGB 2.6% Put, Strike Price 102.189, 3/30/98                                        727,940,000          3,640
JPY Put/USD Call, Strike Price 135.00, 12/14/98                                     12,650,000        250,470
JPY Put/USD Call, Strike Price 130.00, 12/22/98                                      4,000,000        103,200
UST Call 6.125%, Strike Price 104.2187, 3/19/98                                         60,000         39,375
                                                                                                 ------------
TOTAL PURCHASED OPTIONS (COST $2,333,671)                                                           2,644,463
                                                                                                 ------------

SHORT-TERM INVESTMENTS -- 14.4%

COMMERCIAL PAPER -- 3.6%                                                          Par Value (1)
                                                                                  -------------

St. Paul Cos 144A, 1/12/98                                                           2,500,000      2,478,812
Walt Disney, 1/15/98                                                                 7,000,000      6,956,699
                                                                                                 ------------
                                                                                                    9,435,511
                                                                                                 ------------

U.S. GOVERNMENT -- 9.5%
FHLB, 1/14/98                                                                        2,500,000      2,478,514
FMC Discount Note, 1/14/98                                                           5,000,000      4,972,389
FHLMC, 1/23/98                                                                      10,000,000      9,929,125
FNMA, 1/8/98                                                                         7,500,000      7,471,450
                                                                                                 ------------
                                                                                                   24,851,478
                                                                                                 ------------

REPURCHASE AGREEMENTS -- 1.3%
Prudential-Bache Repurchase Agreement, dated 12/31/97, due 1/2/98, with a maturity value of $3,517,727 and an effective yield of 6.07%, collateralized by a U.S. Treasury Bond with a rate of 11.25%, with a maturity date of 2/15/15 and
with an aggregate market value of $3,586,883.                                                       3,516,541
                                                                                                 ------------
                                                                                                    3,516,541
                                                                                                 ------------

TOTAL SHORT-TERM INVESTMENTS (COST $37,803,530)                                                    37,803,530
                                                                                                 ------------
TOTAL INVESTMENTS -- 96.3% (COST $254,293,024)                                                   $252,858,535

Other Assets, Less Liabilities -- 3.7%                                                              9,694,622
                                                                                                 ------------
NET ASSETS -- 100%                                                                               $262,553,157
                                                                                                 ============

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                     Standish Global Fixed Income Portfolio

                   Schedule of Investments - December 31, 1997
--------------------------------------------------------------------------------

Notes to the Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration.
FNMA - Federal National Mortgage Association
FHLMC - Federal Home Loan Mortgage Corporation
FHLB - Federal Home Loan Bank
REIT - Real Estate Investment Trust
ACGB Australian Government Bond
DBR Deutsche Bundes Republik
JGB Japanese Government Bond
UST United States Treasury
AUD Australian Dollar
DEM German Deutsche Mark
GBP British Pound Sterling
HKD Hong Kong Dollar
ITL Italian Lira
JPY Japanese Yen
USD United States Dollar

(1)Denominated in United States currency except for foreign country specific bonds which are denominated in their respective local currency.

+  Denotes all or part of security pledged as a margin deposit (Note 6).

++ Denotes all or part of security pledged as collateral to cover margin requirements on open financial futures contracts (Note 5).

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Master Portfolio
                     Standish Global Fixed Income Portfolio

                       Statement of Assets and Liabilities
                                December 31, 1997
--------------------------------------------------------------------------------

Assets
   Investments, at value (Note 1A) (identified cost, $254,293,024)                             $252,858,535
   Unrealized appreciation on forward foreign currency exchange contracts
     (Note 5)                                                                                     8,484,045
   Interest and dividends receivable                                                              4,616,449
   Deferred organization costs (Note 1F)                                                             49,831
   Receivable for daily variation margin on open financial futures contracts
     (Note 5)                                                                                        45,594
   Receivable from investment adviser                                                                41,674
   Receivable for investments sold                                                                    4,964
   Other assets                                                                                       6,539
                                                                                               ------------
      Total assets                                                                              266,107,631
                                                                                               ------------

Liabilities
   Options written, at value (premiums received $1,362,696)
     (Note 5)                                                                     1,270,957
   Unrealized depreciation on forward foreign currency exchange
     contracts (Note 5)                                                           2,219,042
   Accrued trustees' fees                                                             3,748
   Accrued accounting and custody fees                                               36,865
   Accrued expenses and other liabilities                                            23,862
                                                                                 ----------

      Total liabilities                                                                           3,554,474
                                                                                               ------------
Net Assets (applicable to investors' beneficial interests)                                     $262,553,157
                                                                                               ============

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Master Portfolio
                     Standish Global Fixed Income Portfolio

                             Statement of Operations
                          Year Ended December 31, 1997
--------------------------------------------------------------------------------

Investment Income (Note 1C)
   Interest income                                                                                $  14,121,353
   Dividend income (net of foreign withholding taxes of $17,682)                                         75,945
                                                                                                  -------------
       Total income                                                                                  14,197,298

Expenses
   Investment advisory fee (Note 2)                                             $   802,027
   Accounting and custody fees                                                      287,068
   Legal and audit services                                                          72,771
   Trustees fees (Note 2)                                                            15,059
   Amortization of organization expense (Note 1F)                                    14,772
   Registration fees                                                                 13,488
   Insurance expense                                                                  7,440
   Miscellaneous                                                                     13,474
                                                                                -----------

       Total expenses                                                                                 1,226,099
                                                                                                  -------------
          Net investment income                                                                      12,971,199
                                                                                                  -------------

Realized and Unrealized Gain (Loss)
   Net realized gain (loss)
       Investment securities transactions                                        (1,060,224)
       Financial futures contracts                                                   25,509
       Written options transactions                                                 708,516
       Foreign currency transactions and forward foreign currency exchange
          contracts                                                              10,858,371
       Interest rate swap contracts                                                  14,826
                                                                                -----------
          Net realized gain                                                                          10,546,998

   Change in unrealized appreciation (depreciation)
       Investment securities                                                     (7,238,843)
       Financial futures contracts                                                  139,391
       Written options                                                             (403,162)
       Foreign currency and forward foreign currency exchange contracts           6,370,158
       Interest rate swap contracts                                                  (4,236)
                                                                                -----------

          Change in net unrealized depreciation                                                      (1,136,692)
                                                                                                  -------------
       Net realized and unrealized gain                                                               9,410,306
                                                                                                  -------------
Net increase in net assets from operations                                                        $  22,381,505
                                                                                                  =============

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Master Portfolio
                     Standish Global Fixed Income Portfolio

                      Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                         For the Period
                                                                           May 3, 1996
                                                                          (commencement
                                              Year Ended                 of operations)
                                           December 31, 1997         to December 31, 1996
                                           -----------------         --------------------

Increase (decrease) in Net Assets
From operations
   Net investment income                    $ 12,971,199                $  7,390,200
   Net realized gain                          10,546,998                   4,871,948
   Change in net unrealized
     appreciation (depreciation)              (1,136,692)                  6,373,075
                                            ------------                ------------
   Net increase in net assets
     from operations                          22,381,505                  18,635,223
                                            ------------                ------------

Capital transactions
   Assets contributed by Standish
     Global Fixed Income Fund at
     commencement (including
     unrealized depreciation of
     $266,576)                                        --                 149,438,650
   Contributions                             112,195,968                   3,371,618
   Withdrawals                               (31,838,814)                (11,630,993)
                                            ------------                ------------
   Increase in net assets resulting
     from capital transactions                80,357,154                 141,179,275
                                            ------------                ------------
      Total increase in net assets           102,738,659                 159,814,498

Net Assets
   At beginning of period                    159,814,498                          --
                                            ------------                ------------
   At end of period                         $262,553,157                $159,814,498
                                            ============                ============

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Master Portfolio
                     Standish Global Fixed Income Portfolio

                               Supplementary Data
--------------------------------------------------------------------------------

                                                                      For the Period
                                                                        May 3, 1996
                                                                       (commencement
                                              Year Ended              of operations)
                                           December 31, 1997      to December 31, 1996
                                           -----------------      --------------------

Ratios (to average daily net assets):
   Expenses                                        0.61%                     0.62%+
   Net investment income                           6.47%                     7.17%+
Portfolio Turnover                                  176%                      111%
Net assets, end of period (000s omitted)       $262,553                  $159,814

+ Computed on an annualized basis.

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Master Portfolio
                     Standish Global Fixed Income Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(1)      Significant Accounting Policies:

         Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust") was organized as a master trust fund under the laws of the state of New York on January 18, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Global Fixed Income Portfolio (the "Portfolio") is a separate non-diversified investment series of the Portfolio Trust.

         The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

         A.  Investment security valuations

         Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.

         Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Portfolio are valued at amortized cost. If the Portfolio acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the trustees determine during such sixty-day period that amortized cost does not represent fair value.

         B.  Repurchase agreements

         It is the policy of the Portfolio to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Portfolio to monitor on a daily basis, the market value of the repurchase agreements' underlying investments to ensure the existence of a proper level of collateral.

         C.  Securities transactions and income

         Securities transactions are recorded as of trade date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount on long-term debt securities when required for federal income tax purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

         D.  Income taxes

         The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification requirements applicable to regulated investment companies (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss deduction or credit.

                     Standish, Ayer & Wood Master Portfolio
                     Standish Global Fixed Income Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

         E.  Foreign currency transactions

         Investment security valuations, other assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

         Section 988 of the Internal Revenue Code provides that gains or losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. For financial statement purposes, such amounts are included in net realized gains or losses.

         F.  Deferred organization expense

         Costs incurred by the Portfolio in connection with its organization and initial registration are being amortized on a straight-line basis through April, 2001.

(2)      Investment Advisory Fee:

         The investment advisory fee paid to Standish International Management Company, L.P. ("SIMCO") for overall investment advisory and administrative services is paid monthly at the annual rate of 0.40% of the Portfolio's average daily net assets. The advisory agreement provides that if the total annual operating expenses of the Portfolio (excluding brokerage commissions, taxes and extraordinary expenses) in any fiscal year exceed 0.65% of the Portfolio's average daily net assets, the compensation due the adviser shall be reduced by the amount of the excess. The Portfolio Trust pays no compensation directly to its trustees who are affiliated with SIMCO or to its officers, all of whom receive remuneration for their services to the Portfolio Trust from SIMCO. Certain of the trustees and officers of the Portfolio Trust are limited partners or officers of SIMCO.

(3)      Purchases and Sales of Investments:

         Purchases and proceeds from sales of investments, other than short-term investments, were as follows:

                                                             Purchases        Sales
                                                           --------------  -------------
         U.S. Government Securities......................   $  87,424,523   $ 52,634,475
                                                            =============   ============
         Investments (non-U.S. Government Securities)....   $ 312,621,125   $272,840,534
                                                            =============   ============

(4)      Federal Income Tax Basis of Investment Securities:

         The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 1997, as computed on a federal income tax basis, were as follows:

         Aggregate Cost.............................................   $ 254,428,245
                                                                       =============

         Gross unrealized appreciation..............................   $   4,147,079
         Gross unrealized depreciation..............................      (5,716,789)
                                                                       -------------
         Net unrealized appreciation (depreciation).................   $  (1,569,710)
                                                                       =============

                     Standish, Ayer & Wood Master Portfolio
                     Standish Global Fixed Income Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(5)      Financial Instruments:

         In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these investments are set forth more fully in Parts A and B of the Master Portfolio registration statement.

         The Portfolio trades the following financial instruments with off-balance sheet risk:

         Options

         Call and put options give the holder the right to purchase or sell, respectively, a security or currency at a specified price on or before a certain date. The Portfolio may use options to seek to hedge against risks of market exposure and changes in security prices and foreign currencies, as well as to seek to enhance returns. Writing put and buying calls tend to increase the Portfolio's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Portfolio's exposure to the underlying instrument, or hedge the Portfolio's investments. Options, both held and written by the Portfolio, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying value of any open purchased option is shown in the schedule of investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contract's terms.

         Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Portfolio is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, has no control over whether the underlying securities may be sold
         (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. A summary of such transactions for the year ended December 31, 1997 is as follows:

         Written Put Option Transactions
       -------------------------------------------------------------------------

                                                       Number of
                                                       Contracts            Premiums
                                                     ---------------     ---------------

          Outstanding, beginning of period..........        8                $379,889
          Options written...........................       23                 548,897
          Options exercised.........................        0                       0
          Options expired...........................      (11)               (333,457)
          Options closed............................      (18)               (498,559)
                                                     ---------------     ---------------

          Outstanding, end of period................        2                 $96,770
                                                     ===============     ===============

                     Standish, Ayer & Wood Master Portfolio
                     Standish Global Fixed Income Portfolio

                          Notes to Financial Statements

--------------------------------------------------------------------------------

         Written Call Option Transactions
       -------------------------------------------------------------------------

                                                        Number of
                                                        Contracts            Premiums
                                                      ---------------     ---------------

          Outstanding, beginning of period...........        4                 $43,360
          Options written............................       23                 424,129
          Options exercised..........................       (3)                (69,450)
          Options expired............................       (4)                (25,120)
          Options closed.............................      (17)               (273,290)
                                                      ---------------     ---------------

          Outstanding, end of period.................        3                 $99,629
                                                      ===============     ===============


         Written Cross Currency Option Transactions
       -------------------------------------------------------------------------

                                                        Number of
                                                        Contracts            Premiums
                                                      ---------------     ---------------

          Outstanding, beginning of period............      10                $425,179
          Options written.............................      33               2,233,358
          Options exercised...........................      (3)                (55,240)
          Options expired.............................      (6)               (185,075)
          Options closed..............................     (20)             (1,251,925)
                                                      ---------------     ---------------

          Outstanding, end of period..................      14              $1,166,297
                                                      ===============     ===============

         Forward currency exchange contracts

         The Portfolio may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or upon the closing of the contract. Forward currency exchange contracts are used by the Portfolio primarily to protect the value of the Portfolio's foreign securities from adverse currency movements. Unrealized appreciation and depreciation of forward currency exchange contracts is included in the Statement of Assets and Liabilities.

                     Standish, Ayer & Wood Master Portfolio
                     Standish Global Fixed Income Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

         At December 31, 1997, the Portfolio held the following forward foreign currency and cross currency exchange contracts:

         Forward Foreign Currency Exchange Contracts

                                              Local                                              U.S.$            U.S.$
                                            Principal         Contract      U.S.$ Market       Aggregate       Unrealized
              Contracts to Deliver            Amount         Value Date        Value          Face Amount      Gain/(Loss)
         -------------------------------  --------------  ---------------  ---------------  ----------------  ---------------
         Argentinian Peso..............      11,480,375    10/27-10/28/98  $ 10,971,343      $ 10,850,000      $  (121,343)
         Australian Dollar.............      22,552,157     1/08-2/10/98     14,698,693        15,927,153        1,228,460
         Belgian Franc.................     203,850,000     4/24-7/20/98      5,539,605         5,713,191          173,586
         Brazilian Real................       1,345,375       1/29/98         1,189,864         1,175,000          (14,864)
         Canadian Dollar...............       6,877,018     2/26-2/27/98      4,818,375         4,945,436          127,061
         German Deutsche Mark..........      48,829,351     1/09-6/29/98     27,303,475        27,952,338          648,863
         Danish Krone..................      68,674,620     1/12-5/06/98     10,052,630        10,212,788          160,158
         Finnish Markka................       8,972,880       2/26/98         1,652,638         1,722,242           69,604
         French Franc..................      12,250,000       7/20/98         2,057,613         2,016,461          (41,152)
         British Pound Sterling........      23,251,229     1/07-7/20/98     38,019,154        38,194,269          175,115
         Greek Drachma.................         272,000       1/12/98               955               995               40
         Hong Kong Dollar..............      70,878,392    12/29-10/14/99     8,582,440         8,755,000          172,560
         Irish Punt....................       2,056,824       7/20/98         2,934,403         2,981,161           46,758
         Italian Lira..................  11,413,374,555     1/12-5/29/98      6,453,317         6,590,027          136,710
         Japanese Yen..................   1,764,313,571     2/05-3/18/98     13,621,511        14,950,309        1,328,798
         Republic of Korea Won.........   4,200,800,000       8/03/98         2,344,633         4,450,000        2,105,367
         Norwegian Krone...............       6,546,837       1/16/98           886,516           876,451          (10,065)
         New Zealand Dollar............      35,675,743     1/28-3/17/98     20,617,418        21,893,200        1,275,782
         Polish Zloty..................      16,073,860       9/18/98         4,049,535         4,000,000          (49,535)
         Swedish Krona.................      61,476,746     1/30-5/29/98      7,771,038         8,150,574          379,536
         European Currency Unit........         308,122       1/07/98           338,835           342,508            3,673
                                                                           ------------      ------------    -------------
                                                                           $183,903,991      $191,699,103       $7,795,112
                                                                           ============      ============    =============

                                              Local                                              U.S.$            U.S.$
                                            Principal         Contract      U.S.$ Market       Aggregate       Unrealized
              Contracts to Receive            Amount         Value Date        Value          Face Amount      Gain/(Loss)
         -------------------------------  --------------  ---------------  ---------------  ----------------  ---------------
         Argentinian Peso................     1,272,000       11/09/98      $ 1,213,496       $ 1,200,000     $    13,496
         Belgian Franc...................   110,500,000       7/20/98         3,011,248         2,981,161          30,087
         Canadian Dollar.................     6,877,018     2/26-2/27/98      4,818,375         4,857,277         (38,902)
         German Deutsche Mark............    14,241,864     1/09-9/18/98      7,999,033         8,456,493        (457,460)
         Danish Krone....................    16,467,077     1/12-2/18/98      2,405,914         2,455,326         (49,412)
         Spanish Peseta..................     2,520,000       1/20/98            16,503            17,660          (1,157)
         Finnish Markka..................        99,470       1/21/98            18,282            20,104          (1,822)
         Greek Drachma...................   251,561,250       6/03/98           852,250           880,909         (28,659)
         Irish Punt......................     2,763,059       7/20/98         3,941,964         3,984,231         (42,267)
         Italian Lira.................... 7,771,726,540     1/12-5/29/98      4,395,271         4,478,801         (83,530)
         Japanese Yen....................   471,954,336       2/25/98         3,645,908         4,016,120        (370,212)
         Republic of Korea Won........... 4,200,800,000       8/03/98         2,344,633         2,360,000         (15,367)
         New Zealand Dollar..............    14,945,318     1/28-3/16/98      8,637,971         9,145,414        (507,443)
                                                                           ------------      ------------    -------------
                                                                            $43,300,848       $44,853,496     $(1,552,648)
                                                                           ============      ============    =============

                     Standish, Ayer & Wood Master Portfolio
                     Standish Global Fixed Income Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

         Forward Foreign Cross Currency Exchange Contracts

                                                                                                                U.S. $
                                      U.S.$ Market                              U.S. $         Contract       Unrealized
            Contracts to Deliver         Value         In Exchange For       Market Value     Value Date      Gain/(Loss)
         --------------------------   -------------   ------------------   ---------------   ------------    --------------
         German Deutsche Mark........ $   426,730       Greek Drachma        $   426,125       6/03/98           $  (605)
         German Deutsche Mark........     427,764       Greek Drachma            426,125       6/03/98            (1,639)
         Irish Punt..................     914,085       Belgian Franc            940,163       7/20/98            26,078
         Spanish Peseta..............   1,360,845    German Deutsche Mark      1,336,288       1/20/98           (24,557)
         Italian lira................   1,379,197       Deutsche Mark          1,336,288       1/20/98           (42,909)
         German Deutsche Mark........   1,336,288        Italian lira          1,361,357       1/20/98            25,069
         German Deutsche Mark........   1,336,288       Spanish Peseta         1,344,342       1/20/98             8,054
         Greek Drachma...............   1,704,500    German Deutsche Mark      1,654,875       7/03/98           (49,625)
         Belgian Franc...............   1,975,706         Irish Punt           1,894,384       7/20/98           (81,322)
         Irish Punt..................   1,987,860        French Franc          2,057,613       7/20/98            69,753
         Greek Drachma...............   2,790,462        French Franc          2,659,902       1/12/98          (130,561)
         Finnish Markka..............   2,692,068    German Deutsche Mark      2,728,420       1/21/98            36,352
         French Franc................   2,659,902       Greek Drachma          2,791,418       1/12/98           131,516
         German Deutsche Mark........   2,728,420       Finnish Markka         2,673,785       1/21/98           (54,635)
         German Deutsche Mark........   3,912,914        Polish Zloty          4,024,483       9/18/98           111,569
                                     ---------------                        ---------------                 ----------------
                                      $27,633,029                            $27,655,568                         $22,539
                                     ===============                        ===============                 ================

         Futures contracts

         The Portfolio may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. The Portfolio is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Portfolio's exposure to the underlying instrument, while selling futures tends to decrease the Portfolio's exposure to the underlying instrument or hedge other Portfolio investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparties do not perform under the contract's terms. The Portfolio enters into financial futures transactions primarily to manage its exposure to certain markets and to changes in security prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. At December 31, 1997, the Portfolio held the following futures contracts:

                                                                                                         Unrealized
                                                                                   Underlying Face      Appreciation/
                      Contract                  Position        Expiration Date    Amount at Value     (Depreciation)
          ---------------------------------- ----------------  ------------------ ------------------- ------------------
          U.S. 10 Year Bond (106 Contracts)       Long              3/20/98          $  11,888,563   $        112,694
          U.S. Long Bond (21 Contracts)           Long              3/20/98              2,529,844             26,697
                                                                                                       -----------------
                                                                                                     $        139,391
                                                                                                       =================

         At December 31, 1997 the Portfolio had segregated sufficient cash and/or securities to cover margin requirements on open futures contracts.

                     Standish, Ayer & Wood Master Portfolio
                     Standish Global Fixed Income Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

         Interest rate swap contracts

         Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Credit and market risk exist with respect to these instruments. If forecasts of interest rates and other market factors are incorrect, investment performance will be diminished compared to what performance would have been if these investment techniques were not used. Even if the forecasts are correct, there are risks that the positions may correlate imperfectly with the asset or liability being hedged, a liquid secondary market may not always exist, or a counterparty to a transaction may not perform. The Portfolio expects to enter into these transactions primarily for hedging purposes including, but not limited to, preserving a return or spread on a particular investment or portion of its portfolio, protecting against currency fluctuations, managing duration or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Gains and losses are realized upon the expiration or closing of the swap contracts.

         At December 31, 1997, the Portfolio held no interest rate swap contracts.

                          Independent Auditors' Report

         To the Trustees of Standish, Ayer & Wood Master Portfolio and Investors of Standish Global Fixed Income Portfolio:

         We have audited the accompanying statement of assets and liabilities of Standish, Ayer & Wood Master Portfolio: Standish Global Fixed Income Portfolio, including the schedule of investments as of December 31, 1997, and the related statement of operations for the year then ended and the statements of changes in net assets and the supplementary data for the year ended December 31, 1997 and for the period from May 3, 1996 (commencement of operations) to December 31, 1996. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

         We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers; where replies were not received from brokers we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Standish, Ayer & Wood Master Portfolio: Standish Global Fixed Income Portfolio as of December 31, 1997, the results of its operations for the year then ended and the changes in its net assets and supplementary data for the respective stated periods, in conformity with United States generally accepted accounting principles.


         Coopers & Lybrand
         Chartered Accountants
         Toronto, Canada
         February 19, 1998

                      [this page intentionally left blank]

                      [this page intentionally left blank]

                                [STANDISH LOGO]
                     Standish, Ayer & Wood Investment Trust
                              One Financial Center
                                Boston, MA 02111
                                 (800) 221-4795
                                                                          98-060